AAL VARIABLE PRODUCT SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS
To be Held on April 7, 2004

The undersigned hereby appoints John O. Gilbert, Pamela J. Moret, Karl D. Anderson, Brett L. Agnew, John C. Bjork, James E. Nelson, or Marlene J. Nogle or any of them, true and lawful proxies, with power of substitution, to represent and vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 at 8:30 a.m. Central Time on April 7, 2004, or at any adjournments thereof, on the matters set forth and described in the accompanying Notice of Special Meeting and Proxy Statement. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged. The Board of Directors recommends a vote "For" each proposal.

Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

                                                      VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
                                                      VOTE VIA THE TELEPHONE:  1-866-235-4258

                                                      ------------------------------------------------------------------------------
                                                      Control Number:  999 9999 9999 999
                                                      ------------------------------------------------------------------------------

                                                      Note:  Please sign exactly as your name appears hereon.  If shares are held jointly, either holder may sign.  Corporate proxies should be signed by an authorized officer.

                                                      ---------------------------------------------------------------------
                                                      Signature

                                                      ---------------------------------------------------------------------
                                                      Signature of joint owner, if any

                                                      ---------------------------------------------------------------------
                                                      Date

[Portfolio name(s) will print here]

This voting instruction form is solicited on behalf of the Board of Directors of the AAL Variable Product Series Fund, Inc. You must mark the box "abstain" if you wish to abstain. Absentions have the same effect as votes cast AGAINST a proposal. If no choice is indicated, this proxy will be voted affirmatively on these matters. When this voting instruction form is properly executed, the shares represented hereby will be voted in accordance with the choices made on this form. If no choice is indicated on this form, the voting instruction will be deemed to be affirmative on these matters. The Board of Directors recommends a vote "For" each proposal.

[ ]   To vote FOR all Portfolios on all Proposals mark this box. (No other vote is necessary.)

To vote, mark blocks below in blue or black ink as follows:   Example:   [X]

                                                                                         FOR            AGAINST             ABSTAIN
1.   To approve the Reorganization Agreement between the International                   [  ]           [  ]                 [  ]
     Portfolio and the World Growth Portfolio
2.   To approve the Reorganization Agreement between the Technology Stock                [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Partner Technology Portfolio
3.   To approve the Reorganization Agreement between the Small Cap Stock                 [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Small Cap Stock Portfolio
4.   To approve the Reorganization Agreement between the Small Cap Value                 [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Partner Small Cap Value Portfolio
5.   To approve the Reorganization Agreement between the Small Cap Index                 [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Small Cap Index Portfolio
6.   To approve the Reorganization Agreement between the Mid Cap Stock                   [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Mid Cap Stock Portfolio
7.   To approve the Reorganization Agreement between the Mid Cap Index                   [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Mid Cap Index Portfolio
8.   To approve the Reorganization Agreement between the Capital Growth                  [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Large Cap Stock Portfolio
9.   To approve the Reorganization Agreement between the Large Company                   [  ]           [  ]                 [  ]
     Index Portfolio and the Thrivent Large Cap Index Portfolio
10.  To approve the Reorganization Agreement between the Real Estate                     [  ]           [  ]                 [  ]
     Securities Portfolio and the Thrivent Real Estate Securities Portfolio
11.  To approve the Reorganization Agreement between the Balanced Portfolio              [  ]           [  ]                 [  ]
     and the Thrivent Balanced Portfolio
12.  To approve the Reorganization Agreement between the High Yield Bond                 [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Partner High Yield Portfolio
13.  To approve the Reorganization Agreement between the Bond Index                      [  ]           [  ]                 [  ]
     Portfolio and the Thrivent Bond Index Portfolio
14.  To approve the Reorganization Agreement between the Mortgage                        [  ]           [  ]                 [  ]
     Securities Portfolio and the Thrivent Mortgage Securities Portfolio

Every shareholder's vote is important! Please sign, date and return your voting instruction form today!